RS INVESTMENT TRUST

Supplement to Prospectus (Class A, C, K shares) dated May 1, 2013, as supplemented

January 7, 2014, February 5, 2014, and February 26, 2014, and

Supplement to Prospectus (Class Y shares) dated May 1, 2013, as supplemented

January 7, 2014, February 5, 2014, and February 26, 2014

RS Low Duration Bond Fund

Investment Team

Effective April 11, 2014, the section of RS Low Duration Bond Fund’s Prospectuses titled “Investment Team” is amended and restated in its entirety as follows:

Robert J. Crimmins Jr., co-portfolio manager, has managed the Fund since 2004. John Gargana, co-portfolio manager, has managed the Fund since 2013. Paul Jablansky, co-portfolio manager, has managed the Fund since January 2014. David J. Marmon, co-portfolio manager, has managed the Fund since April 2014.

RS Strategic Income Fund

Investment Team

Effective April 11, 2014, the section of RS Strategic Income Fund’s Prospectuses titled “Investment Team” is amended and restated in its entirety as follows:

Kevin Booth, CFA, Robert J. Crimmins Jr., and Marc Gross have each been a member of the investment team of the Fund since its inception. David J. Marmon, Demetrios Tsaparas, CFA, and Paul Jablansky have each been a member of the investment team of the Fund since 2012, 2013, and January 2014, respectively.

Effective April 11, 2014, Leslie Barbi is no longer co-portfolio manager of RS Low Duration Bond Fund or a member of the investment team of RS Strategic Income Fund, and all references to Ms. Barbi in the Prospectuses are removed.

April 11, 2014

REG14Q21

R14-1315